SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             Form 8-K

   Current Report Pursuant to Section 13 or 15(d) of

          The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                         March 14, 2000

                     .....Photronics, Inc......
     (Exact name of registrant as specified in its charter)




  Connecticut            0-15451             06-0854886
(State or other        (Commission          (IRS Employer
jurisdiction            File Number)     Identification No.)
of Incorporation)





 1061 East Indiantown Road, Jupiter, FL              33477
(Address of principal executive offices)          (Zip Code)



          Registrant's telephone number, including area code:
                            (561) 745-1222






_______________________________________________________________
 (Former name or former address, if changed since last report.)

Item 5. Other Events

     On March 14, 2000, Photronics, Inc. issued three press releases, one related to the consolidation of certain of its manufacturing facilities, and two related to its acquisition of a majority interest in a photomask manufacturer located in Taiwan. The press releases are filed herewith as exhibits.

Item 7.  Financial Statements and Exhibits

(a)       Financial statements of business acquired
          Not applicable

(b)       Pro forma financial information
          Not applicable

(c)       See Exhibits Index

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Photronics, Inc.





                                          JEFFREY P. MOONAN
                                          ----------------
March 15, 2000                    By:     Jeffrey P. Moonan
                                  Title:  Executive VP
                                          Finance &
                                          Administration

                             EXHIBITS INDEX


Exhibit No.                   Description
-----------                   -----------

99.1                          Press release dated March 14, 2000.

99.2                          Press release dated March 14, 2000.

99.3                          Press release dated March 14, 2000.